SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2008

Sunrise Telecom Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-30757	77-0291197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 Enzo Drive, San Jose, California	95138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 363-8000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On August 12, 2008, the Board of Directors of Sunrise Telecom Incorporated (the “Company”) approved a revised Code of Business Conduct and Ethics, which is applicable to all directors and employees of the Company. The revisions included changes dealing with specific regulatory areas, such as export and import matters, immigration, government contracts, political contributions, and technical and administrative updating,

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description
14.1	Sunrise Telecom Code of Business Conduct and Ethics (Revised August 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRISE TELECOM INCORPORATED (Registrant)

Date: August 14, 2008	By:	/s/ KIRK O. WILLIAMS
KIRK O. WILLIAMS
CHIEF LEGAL AND COMPLIANCE OFFICER, SECRETARY

EXHIBIT INDEX

Number	Description
14.1	Sunrise Telecom Code of Business Conduct and Ethics (Revised August 2008)